UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2025

Central Index Key Number of the issuing entity: 0002063065

Benchmark 2025-V17 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-283864-02	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Columbus Circle, New York, New York	10019
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 29, 2025, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of the Benchmark 2025-V17 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2025-V17 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the portfolio of mortgaged properties identified as “Soudry NYC Multifamily Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Soudry NYC Multifamily Portfolio Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Soudry NYC Multifamily Portfolio Whole Loan”) that includes the Soudry NYC Multifamily Portfolio Mortgage Loan and one pari passu promissory note (the “Soudry NYC Multifamily Portfolio Pari Passu Companion Loan”) that is not an asset of the Issuing Entity. The Pooling and Servicing Agreement provides that the Soudry NYC Multifamily Portfolio Whole Loan will be serviced and administered (i) until the securitization of the controlling Soudry NYC Multifamily Portfolio Pari Passu Companion Loan, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the controlling Soudry NYC Multifamily Portfolio Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling Soudry NYC Multifamily Portfolio Companion Loan was securitized on October 8, 2025 in connection with the issuance of a series of mortgage pass-through certificates entitled Wells Fargo Commercial Mortgage Trust 2025-5C6, Commercial Mortgage Pass-Through Certificates, Series 2025-5C6. Consequently, the Soudry NYC Multifamily Portfolio Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of October 1, 2025 (the “WFCM 2025-5C6 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (in such capacity, the “Non-Serviced Special Servicer”), Computershare Trust Company, N.A., as certificate administrator (in such capacity, the “Non-Serviced Certificate Administrator”) and as trustee (in such capacity, the “Non-Serviced Trustee”), and Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Non-Serviced Operating Advisor”) and asset representations reviewer (in such capacity, the “Non-Serviced Asset Representations Reviewer”). The WFCM 2025-5C6 PSA is attached hereto as Exhibit 99.1.

The servicing terms of the WFCM 2025-5C6 PSA are substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated September 12, 2025 (the “Prospectus”), and the following:

•	The Non-Serviced Master Servicer will earn a primary servicing fee with respect to the Soudry NYC Multifamily Portfolio Mortgage Loan that is to be calculated at 0.00125% per annum (which rate includes any applicable sub-servicing fee rate).

•	Upon the Soudry NYC Multifamily Portfolio Mortgage Loan becoming a specially serviced loan under the WFCM 2025-5C6 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25% per annum (subject to a minimum monthly fee of $5,000), until such time as such mortgage loan is no longer specially serviced.

•	The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.0% of each payment (other than penalty charges) of principal and interest (other than any amount for which a liquidation fee would be paid) in respect of the Soudry NYC Multifamily Portfolio Whole Loan made by the related borrower after a workout of the

Soudry NYC Multifamily Portfolio Whole Loan. The workout fee is subject to a minimum fee of $25,000.

•	The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.0% of net liquidation proceeds received in connection with a liquidation of the Soudry NYC Multifamily Portfolio Whole Loan, or if such rate would result in a liquidation fee less than $25,000, then the liquidation fee will be the lesser of 3.0% and such rate as would result in a liquidation fee of $25,000.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Pooling and Servicing Agreement, dated as of October 1, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By:	/s/ Robert-Christopher Jones
Name:	Robert-Christopher Jones
Title:	Managing Director

By:	/s/ Matt Smith
Name:	Matt Smith
Title:	Director

Dated: October 14, 2025

BMARK 2025-V17 – 8-K (Soudry NYC Multifamily Portfolio Servicing Shift